UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

Preformed Line Products Company

(Exact name of registrant as specified in its charter)

Ohio	0-31164	34-0676895
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

660 Beta Drive Mayfield Village, Ohio	44143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 461-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM. 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 10, 2016, Preformed Line Products Company (the “Company”) held its annual meeting of shareholders at its principal executive offices in Mayfield Village, Ohio. At the meeting, the shareholders voted on several proposals, the results of which are as follows:

1. Director Elections. The shareholders voted to re-elect certain persons to the Board of Directors for a term expiring at the 2018 annual meeting of the shareholders. The individuals listed below were elected to the Company’s Board of Directors, each to hold office until the designated annual meeting or until his successor is elected and qualified, or until his earlier resignation. The table below indicates the votes for, votes withheld, abstentions and broker non-votes for the election of the four director nominees.

	Term Expiring	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Glenn Corlett	2018	3,512,323	1,073,086	0	340,244
Michael Gibbons	2018	4,013,124	572,285	0	340,244
R. Steven Kestner	2018	3,621,855	963,554	0	340,244
J. Ryan Ruhlman	2018	3,985,528	599,881		340,244

2. Ratification of the Appointment of Ernst & Young LLP. The shareholders voted to approve the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The table below indicates the votes for, votes against, abstentions and broker non-votes on this proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Ernst & Young LLP	4,885,826	39,827	0	0

3. Amendment to the Amended and Restated Code of Regulations. The shareholders voted to approve an amendment to the Amended and Restated Code of Regulations. The table below indicates the votes for, votes against, abstentions and broker non-votes on this proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Amended and Restated Code of Regulations	4,342,999	576,352	6,302	0

4. Approval of the 2016 Incentive Plan. The shareholders voted to approve the 2016 Incentive Plan. The table below indicates the votes for, votes against, abstentions and broker non-votes on this proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2016 Incentive Plan	2,942,138	1,641,768	1,503	340,244

ITEM. 7.01	REGULATION FD DISCLOSURE

During the annual meeting of shareholders on May 10, 2016, management of the Company presented financial and other information to those present. A copy of certain slides used in the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.

This Current Report and the presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the Company, including those statements regarding the Company’s and management’s beliefs and expectations concerning the Company’s future performance or anticipated financial results, strategy and growth plans, among others. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Such uncertainties and factors could cause the Company’s actual results to differ materially from those matters expressed in or implied by such forward-looking statements.

The following factors, among others, could affect the Company’s future performance, strategy and growth plans and cause the Company’s actual results to differ materially from those expressed or implied by forward-looking statements made in this Current Report and the presentation: (a) the overall demand for cable anchoring and control hardware for electrical transmission and distribution lines on a worldwide basis; (b) the potential impact of the global economic condition on the Company’s ongoing profitability and future growth opportunities; (c) decrease in infrastructure spending globally as a result of worldwide depressed spending; (d) the impact of low oil and other commodity prices on our growth opportunities, particularly with respect to energy projects; (e) the ability of our customers to raise funds needed to build the facilities their customers require; (f) technological developments that affect longer-term trends for communication lines, such as wireless communication; (g) the decreasing demand for product supporting copper-based infrastructure due to the introduction of products using new technologies or adoption of new industry standards; (h) the Company’s success at continuing to develop proprietary technology and maintaining high quality products and customer service to meet or exceed new industry performance standards and individual customer expectations; (i) the Company’s success in strengthening and retaining relationships with the Company’s customers, growing sales at targeted accounts and expanding geographically; (j) the extent to which the

Company is successful at expanding the Company’s product line or production facilities into new areas or implementing efficiency measures at existing facilities; (k) the effects of fluctuation in currency exchange rates upon the Company’s operations and results from international operations, together with non-currency risks of investing in and conducting significant operations in foreign countries; (l) the Company’s ability to identify, complete, obtain funding for and integrate acquisitions for profitable growth; (m) the potential impact of consolidation, deregulation and bankruptcy among the Company’s suppliers, competitors and customers; (n) the relative degree of competitive and customer price pressure on the Company’s products; (o) the cost, availability and quality of raw materials required for the manufacture of products; (p) strikes and other labor disruptions; (q) changes in significant government regulations affecting environmental compliances; (r) the telecommunication market’s continued deployment of Fiber-to-the-Premises; and (s) the factors described under the heading “Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed on March 11, 2016 and the Company’s other filings with the SEC. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

ITEM. 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1	Annual Meeting of Shareholders presentation slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY

/s/ Caroline S. Vaccariello
Caroline S. Vaccariello, General Counsel &
Corporate Secretary

DATED: May 10, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Annual Meeting of Shareholders presentation slides.